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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

  Investment Company Act file number        811-23186

Invesco High Income 2023 Target Term Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800    Atlanta, Georgia 30309

(Address of principal executive offices)  (Zip code)

Sheri Morris    1555 Peachtree Street, N.E., Suite 1800    Atlanta, Georgia 30309

(Name and address of agent for service)

  Registrant’s telephone number, including area code:      (713) 626-1919

  Date of fiscal year end:      2/28

  Date of reporting period:      11/30/17

Item 1. Schedule of Investments.

Invesco High Income 2023 Target Term Fund

Quarterly Schedule of Portfolio Holdings

November 30, 2017

invesco.com/us	CE-HIN2023TT-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2017

(Unaudited)

	Principal Amount	Value

Asset-Backed Securities–113.36%(a)

CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A1, Pass Through Ctfs., 1.97%, 12/10/2021(b)	$4,281,483	$4,261,190

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class D, Variable Rate Pass Through Ctfs., 4.57%, 04/10/2023(b)(c)(d)	12,500,000	11,675,659

Commercial Mortgage Trust, Series 2012-CR2, Class E, Variable Rate Pass Through Ctfs., 4.99%, 08/15/2022(c)(d)	1,500,000	1,457,193

Series 2013-CR11, Class D, Variable Rate Pass Through Ctfs., 5.33%, 09/10/2023(b)(c)(d)	14,523,000	14,086,973

Series 2013-CR6, Class D, Variable Rate Pass Through Ctfs., 4.28%, 02/10/2023(c)(d)	250,000	228,585

Series 2013-CR8, Class D, Variable Rate Pass Through Ctfs., 4.09%, 10/10/2023(c)(d)	6,000,000	5,301,180

Series 2013-CR8, Class E, Variable Rate Pass Through Ctfs., 4.00%, 10/10/2023(c)(d)	3,000,000	2,243,965

Series 2014-CR14, Class D, Variable Rate Pass Through Ctfs., 4.74%, 01/10/2024(b)(c)(d)	12,267,000	11,435,234

Series 2014-CR16, Class D, Variable Rate Pass Through Ctfs., 5.06%, 04/10/2024(b)(c)(d)	12,680,000	11,751,620

Series 2014-UBS3, Class C, Variable Rate Pass Through Ctfs., 4.94%, 05/10/2024(b)(c)	10,250,000	10,019,538

Series 2015-PC1, Class A1, Pass Through Ctfs., 1.67%, 11/10/2019(b)	1,614,994	1,612,418

DBUBS Mortgage Trust, Series 2011-LC2, Class A1, Pass Through Ctfs., 3.53%, 01/10/2021(d)	880,858	899,301

Series 2011-LC3, Class A, Variable Rate Pass Through Ctfs., 3.75%, 08/10/2021(c)(d)	500,000	472,235

FREMF Mortgage Trust, Series 2014-K36, Class B, Variable Rate Pass Through Ctfs., 4.50%, 10/25/2023(c)(d)	2,025,000	2,126,011

Series 2015-KF12, Class B, Floating Rate Pass Through Ctfs., 8.33% (1 mo. USD LIBOR + 7.10%), 09/25/2022 (e)	3,541,895	3,855,989

	Principal Amount	Value

GS Mortgage Security Trust, Series 2013-GC10, Class D, Variable Rate Pass Through Ctfs., 4.56%, 01/10/2023(b)(c)(d)	$6,625,000	$6,323,297

Series 2013-GC10, Class XA, IO, Variable Rate Pass Through Ctfs., 1.71%, 01/10/2023(b)(c)	28,901,688	1,772,723

Series 2013-GC13, Class D, Variable Rate Pass Through Ctfs., 4.23%, 07/10/2023(b)(c)(d)	11,546,000	10,708,087

Series 2014-GC18, Class D, Variable Rate Pass Through Ctfs., 5.11%, 01/10/2024(c)(d)	10,000,000	8,606,093

Hilton Mortgage Trust, Series 2016-SFP, Class E, Pass Through Ctfs., 5.52%, 11/05/2023(b)(d)	8,500,000	8,748,310

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class E, Variable Rate Pass Through Ctfs., 4.81%, 09/15/2022(b)(c)(d)	4,834,001	4,619,188

Series 2013-C10, Class D, Variable Rate Pass Through Ctfs., 4.28%, 02/15/2023(b)(c)	19,348,000	17,708,654

Series 2013-C10, Class E, Variable Rate Pass Through Ctfs., 3.50%, 02/15/2023(c)(d)	860,000	661,771

Series 2013-C13, Class XA, IO, Variable Rate Pass Through Ctfs., 0.63%, 06/15/2023(b)(c)	143,986,207	1,013,663

Series 2013-C13, Class XC, IO, Variable Rate Pass Through Ctfs., 0.20%, 07/15/2023(c)(d)	69,684,664	379,774

Series 2013-C16, Class D, Variable Rate Pass Through Ctfs., 5.14%, 11/15/2023(b)(c)(d)	13,875,000	13,231,613

Series 2013-LC11, Class D, Variable Rate Pass Through Ctfs., 4.34%, 05/15/2023(b)(c)	10,248,000	9,545,870

Series 2014-C19, Class D, Variable Rate Pass Through Ctfs., 4.82%, 04/15/2024(b)(c)(d)	2,500,000	2,239,705

Series 2014-CBMZ, Class M, Floating Rate Pass Through Ctfs., 7.47% (1 mo. USD LIBOR + 6.22%), 10/15/2019 (d)(e)	6,100,000	6,183,658

Series 2014-FL6, Class BWT1, Floating Rate Pass Through Ctfs., 4.74% (1 mo. USD LIBOR + 3.50%), 09/15/2019 (d)(e)	1,715,067	1,696,658

Series 2014-FL6, Class BWT2, Floating Rate Pass Through Ctfs., 5.49% (1 mo. USD LIBOR + 4.25%), 09/15/2019 (d)(e)	1,715,067	1,687,011

Series 2015-MAR7, Class D, Pass Through Ctfs., 5.23%, 06/05/2022(b)(d)	3,000,000	3,059,785

See accompanying notes which are an integral part of this schedule.

Invesco High Income 2023 Target Term Fund

	Principal Amount	Value

Series 2016-WPMZ, Class MZB, Floating Rate Pass Through Ctfs., 10.19% (1 mo. USD LIBOR + 8.95%), 10/15/2018 (d)(e)	$5,000,000	$5,206,882

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class XA, IO, Variable Rate Pass Through Ctfs., 1.79%, 09/15/2022(b)(c)(d)	11,264,186	709,953

Series 2013-C10, Class D, Variable Rate Pass Through Ctfs., 4.22%, 06/15/2023(b)(c)(d)	3,426,000	3,125,462

Series 2013-C13, Class XA, IO, Variable Rate Pass Through Ctfs., 1.26%, 11/15/2023(b)(c)	45,536,148	2,090,933

Series 2014-C14, Class D, Variable Rate Pass Through Ctfs., 4.99%, 02/15/2024(b)(c)(d)	7,579,400	7,023,829

Series 2014-C15, Class D, Variable Rate Pass Through Ctfs., 5.05%, 04/15/2024(b)(c)(d)	16,500,000	15,031,792

UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class D, Variable Rate Pass Through Ctfs., 4.08%, 02/10/2023(b)(c)(d)	8,090,000	7,334,855

WFRBS Commercial Mortgage Trust, Series 2012-C9, Class D, Variable Rate Pass Through Ctfs., 4.95%, 10/15/2022(b)(c)(d)	5,768,000	5,567,198

Series 2013-C12, Class E, Pass Through Ctfs., 3.50%, 03/15/2023(d)	776,000	573,092

Series 2013-C12, Class XA, IO, Variable Rate Pass Through Ctfs., 1.45%, 03/15/2023(b)(c)(d)	20,452,908	1,041,646

Series 2013-C13, Class XA, IO, Variable Rate Pass Through Ctfs., 1.48%, 05/15/2023(b)(c)(d)	26,996,591	1,298,847

Series 2013-C16, Class E, Pass Through Ctfs., 3.85%, 10/15/2023(d)	9,450,000	6,968,668

Series 2013-C17, Class D, Variable Rate Pass Through Ctfs., 5.29%, 11/15/2023(b)(c)(d)	20,419,000	19,730,573

Series 2013-UBS1, Class D, Variable Rate Pass Through Ctfs., 4.78%, 12/15/2023(b)(c)(d)	5,000,000	4,670,382

Series 2014-C19, Class D, Pass Through Ctfs., 4.23%, 03/15/2024(b)(d)	10,000,000	8,718,906

Series 2014-C19, Class E, Variable Rate Pass Through Ctfs., 5.14%, 03/15/2024(c)(d)	6,000,000	4,480,935

Total Asset-Backed Securities (Cost $269,121,450)		273,186,904

Bonds & Notes–10.38%

Homebuilding–4.27%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(d)	3,238,000	3,327,045

	Principal Amount	Value

Homebuilding–(continued)

Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/15/2022	$3,250,000	$3,570,938

Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 03/01/2024(d)	3,250,000	3,396,250

		10,294,233

Industrial REIT’s–6.11%

Duke Realty LP, Sr. Unsec. Gtd. Notes, 3.63%, 04/15/2023	7,000,000	7,187,195

Prologis L.P., Sr. Unsec. Gtd. Global Notes, 4.25%, 08/15/2023	7,000,000	7,530,691

		14,717,886

Total Bonds & Notes (Cost $24,664,527)		25,012,119

	Shares

Preferred Stocks–7.50%

Diversified REIT’s–0.87%

Colony NorthStar, Inc., Series H, 7.13% Pfd.	83,266	2,090,809

Mortgage REIT’s–6.63%

AGNC Investment Corp., Series B, 7.75% Pfd.	21,876	577,308

Annaly Capital Management Inc., Series D, 7.50% Pfd.	163,000	4,117,380

Apollo Commercial Real Estate Finance Inc., Series C, 8.00% Pfd.	121,000	3,097,600

Capstead Mortgage Corp., Series E, 7.50% Pfd.	162,500	4,104,750

MFA Financial Inc., Series B, 7.50% Pfd.	161,500	4,085,950

		15,982,988

Total Preferred Stocks (Cost $17,598,556)		18,073,797

	Principal Amount

U.S. Treasury Bills–0.39%

1.08%, 02/01/2018(f)(g)	$937,000	6,986

1.10% , 02/01/2018(f)(g)	937,000	928,194

Total U.S. Treasury Bills (Cost $935,217)		935,180

See accompanying notes which are an integral part of this schedule.

Invesco High Income 2023 Target Term Fund

	Shares	Value

Money Market Funds–0.86%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (h)	1,248,727	$1,248,727

Invesco Treasury Portfolio – Institutional Class, 0.98% (h)	832,485	832,485

Total Money Market Funds (Cost $2,081,212)		2,081,212

TOTAL INVESTMENTS–132.49% (Cost $314,400,962)		319,289,212

OTHER ASSETS LESS LIABILITIES–(32.49)%		(78,291,215)

NET ASSETS–100.00%		$240,997,997

Investment Abbreviations:

Ctfs.	—Certificates

Gtd.	—Guaranteed

IO	—Interest Only

LIBOR	—London Interbank Offered Rate

Pfd.	—Preferred

REIT	—Real Estate Investment Trust

Sr.	—Senior

Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Maturity date reflects the anticipated repayment date.
(b)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements. See Note 1E.
(c)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect November 30, 2017. The following table presents the Fund’s collateral pledged as of November 30, 2017:

Counterparty	Reverse Repurchase Agreements	Value of Non-cash Collateral Pledged*	Net Amount
Wells Fargo Bank, N.A.	$80,000,000	$(80,000,000)	$—
*	Amount does not include excess collateral pledged.

(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2017 was $228,029,221, which represented 94.62% of the Fund’s Net Assets.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2017.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1F and Note 3.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2017.

Open Centrally Cleared Interest Rate Swap Agreements – Interest Risk
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Receive	1 Month LIBOR	Monthly	(2.12)%	Monthly	12/01/2023	$ (50,000,000)	$—	$169,719	$169,719

See accompanying notes which are an integral part of this schedule.

Invesco High Income 2023 Target Term Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Invesco High Income 2023 Target Term Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

Invesco High Income 2023 Target Term Fund

D.	Commercial Mortgate-Backed Securities – The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (the “CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation) of investment securities, respectively.

E.	Reverse Repurchase Agreements – The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. Expenses under the Reverse Repurchase Agreements are shown in the Statement of Operations as Interest.
F.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

G.	Leverage – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
H.	Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’smshares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Invesco High Income 2023 Target Term Fund

I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended November 30, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities	$—	$273,186,904	$—	$273,186,904
Bond & Notes	—	25,012,119	—	25,012,119
Preferred Stocks	18,073,797	—	—	18,073,797
U.S. Treasury Bills	—	935,180	—	935,180
Money Market Funds	2,081,212	—	—	2,081,212
	20,155,009	299,134,203	—	319,289,212
Swap Agreements*	—	169,719	—	169,719
Total Investments	$20,155,009	$299,303,922	$—	$319,458,931
*	Unrealized appreciation.

NOTE 3 -- Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

Invesco High Income 2023 Target Term Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2017:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on swap agreements—Centrally Cleared	$169,719
Derivatives not subject to master netting agreements	(169,719)
Total Derivative Assets subject to master netting agreements	$—

Effect of Derivative Investments for the nine months ended November 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Swap agreements	$(308,164)
Change in Net Unrealized Appreciation:
Swap agreements	169,719
Total	$(138,445)

The table below summarizes the eight month average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$50,000,000

Invesco High Income 2023 Target Term Fund

Item 2.	Controls and Procedures.

(a)	As of November 17, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 17, 2017, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco High Income 2023 Target Term Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 29, 2018

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.